UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

NORTHVIEW ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

207 WEST 25TH ST., 9TH FLOOR

NEW YORK, NY 10001

(Address of principal executive offices and zip code)

(212) 494-9022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of common stock, par value $0.0001 per share	NVAC	The NASDAQ Stock Market LLC
Rights, each entitling the holder to receive one-tenth of one share of common stock	NVACR	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	NVACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Adjournment of Special Meeting of Shareholders

On March 17, 2025, NorthView Acquisition Corporation (“NorthView” or the “Company”) announced that the special meeting of stockholders called by the Company (the “Special Meeting”), which was originally scheduled for 10:00 a.m. Eastern time on Tuesday, March 18, 2025, will be adjourned to 11:00 a.m. Eastern time on Friday, March 21, 2025. At the Special Meeting, shareholders will be asked to consider and approve an extension of consider and approve an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from March 22, 2025 to July 22, 2025, or such earlier date as determined by the Company’s board of directors (the “Extension”),

The Special Meeting will readjourn at 11:00 a.m., Eastern time, on March 21, 2025, via a live webcast at https://www.cleartrustonline.com/NVAC.

In connection with the Extension, and as discussed in the Company’s definitive proxy statement filed with the SEC on March 7, 2025 (as may be amended, the “Proxy Statement”), holders of the Company’s common stock issued in the Company’s initial public offering (such shares, the “Public Shares”) had the opportunity to submit their Public Shares for redemption in connection with the Extension.

In consideration of the Revised Contribution Amount to be Contributed by the Company and the Dissolution Expense Waiver (each as defined below), the Company is adjourning the meeting to allow time for such holders of Public Shares who have previously redeemed their shares to withdraw and reverse their tender of such shares (“Redemption Reversals”). Redemption Reversals will require the consent of the Company, and may be considered until the Special Meeting readjourns. If you delivered your shares for redemption to the transfer agent and decide not to redeem your Public Shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

e-mail: spacredemptions@continentalstock.com

with copy to:

I-Bankers Securities, Inc.

Attn: Matt McCloskey

e-mail: matt.mccloskey@ibsgroup.net

The Company plans to continue to solicit proxies from shareholders during the period prior to the Special Meeting. Only the holders of the Company’s common stock as of the close of business on February 21, 2025, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

Additional Cash Contribution to Trust Account

The Company also announced that NorthView Sponsor I, LLC (the “Sponsor”) or its designees have agreed to revise the contribution they had previously intended to make, if the Extension Proposal is approved and implemented.

The Sponsor had previously agreed to contribute (the “Original Contribution Amount”) the lesser of (A) $10,000 or (B) $0.04 per outstanding public share not redeemed at the Special Meeting for each calendar month (commencing on March 22, 2025 and ending on the 22nd day of each subsequent month) until June 22, 2025 (such period, the “Extension Period”), or portion thereof, that the Company needs to complete an initial business combination.

At the close of business on March 14, 2025, when the redemption window for the Special Meeting ended, there were 44,561 public shares of NorthView Common Stock that had not been redeemed, which would require NorthView to contribute $0.04 per outstanding public share.

As revised, the Sponsor and its designees have now agreed to contribute an amount (the “Revised Contribution Amount”) equal to $30,000 for the entire Extension Period. All funds in the Company’s trust account, including those funds deposited in connection with the Revised Contribution Amount, will be held in an interest-bearing demand deposit account at a bank until the earlier of the consummation of the Company’s initial business combination or liquidation. The Revised Contribution Amount will be deposited in the Company’s trust account promptly at the beginning of the Extension Period.

Waiver of Dissolution Expenses from Trust Account Interest

The Company also announced that is has agreed to waive its right to withdraw up to $100,000 of interest from the Company’s trust account to pay dissolution expenses, should the Company ultimately liquidate prior to a business combination (the “Dissolution Expense Waiver”). As a result, the Company will not be able to withdraw up to $100,000 of interest for such dissolution expenses upon liquidation, and such interest will be held in the trust account and no be released until the earliest to occur of (i) the completion of the initial business combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Company is unable to complete its initial Business Combination within the Extension, and (iii) the redemption of Public Shares in connection with a vote seeking to amend the provisions of our Charter.

Waiver of Tax Withdrawals from Trust Account Interest

The Company also announced that is has agreed to waive its right to withdraw interest from the Company’s trust account to pay the Company’s tax expenses (the “Tax Expense Waiver”). As a result, the Company will not be able to withdraw interest in order to pay future tax expenses, and such interest will be held in the trust account and not be released until the earliest to occur of (i) the completion of the initial business combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Company is unable to complete its initial Business Combination within the Extension, and (iii) the redemption of Public Shares in connection with a vote seeking to amend the provisions of our Charter.

Prior to such announcement, and subsequent to the record date of February 21, 2025, for the Special Meeting, the Company withdrew approximately $23,400 of interest from the trust account for tax expenses. As a result, the current estimate for the per share redemption price from the Company’s trust account is $12.20, prior to any contribution for the Extension Period.

A revised version of Annex A to the proxy statement for the Special Meeting is included as exhibit 99.1 hereto.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading “Risk Factors” and in other reports the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov. If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at:

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Proposed Amendment to Annex A to the Proxy Statement to Amend the Amended and Restated Certificate of Incorporation of NorthView Acquisition Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHVIEW ACQUISITION CORP.

Date: March 18, 2025	By:	/s/ Fred Knechtel
	Name:	Fred Knechtel
	Title:	Chief Financial Officer

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